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                                                                  EXHIBIT 10.32

                            SIXTH AMENDMENT TO THE
             MEDAPHIS CORPORATION NON-QUALIFIED STOCK OPTION PLAN
                         FOR NON-EXECUTIVE EMPLOYEES

         THIS SIXTH AMENDMENT (the "Sixth Amendment") is made effective as of the 21st day of January, 1999, by MEDAPHIS CORPORATION, a Delaware corporation (the "Company").

                             W I T N E S S E T H :

         WHEREAS, the Company has previously adopted the Medaphis Corporation Non-Qualified Stock Option Plan for Non-Executive Employees, as amended (the "Plan"); and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved an increase in the number of shares reserved for issuance pursuant to the Plan to 7,000,000 from 5,000,000 shares.

         NOW, THEREFORE, Section 3 of the Plan is hereby amended by deleting
Section 3 of the Plan in its entirety and replacing it with the following:

                                   SECTION 3.

                         SHARES RESERVED UNDER THE PLAN

                           "There shall be 7,000,000 shares of Stock reserved
                  for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan."

         FURTHER, except as specifically amended by this Sixth Amendment, the Plan shall remain in full force and effect as prior to this Sixth Amendment.



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         IN WITNESS WHEREOF, the Company has caused this Sixth Amendment to be effective as of the day and year first above written.

                                    MEDAPHIS CORPORATION



                                    By:  /s/  ALLEN W. RITCHIE
                                       ----------------------------------------
                                         Allen W. Ritchie
                                         President and Chief Executive Officer


ATTEST:



By: /s/ RANDOLPH L. M. HUTTO
   -----------------------------
    Randolph L. M. Hutto
    Secretary



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